United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 15, 2017

Date of Report

Q2POWER TECHNOLOGIES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-55148	20-1602779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Royal Palm Way, #100

Palm Beach, FL 33480

 (Address of Principal Executive Offices)

(561) 693-1423

(Registrant’s Telephone Number, including area code)

1858 Cedar Hill Road

Lancaster, OH  43130

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 15, 2017, Q2Power Technologies, Inc. (the “Company”) amended its 10-K for the period ended December 31, 2015, and 10-Q filings for the periods ended March 31, 2016 and June 30, 2016 to provide additional detail with respect to the effectiveness of its disclosure controls and procedures.  These amendments have been filed in response to a December 21, 2016 limited review letter from the Securities Exchange Commission.

Item 8.01 Other Events.

On February 15, 2017, the Company furnished to its shareholders an update letter, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)  Exhibits.

99.1

Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2POWER TECHNOLOGIES INC.

Date:	February 15, 2017	By:	/s/ Christopher Nelson
Christopher Nelson
Chief Executive Officer